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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                  July 9, 2002

                           PHILIP SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)
                         Commission File Number: 0-30417

           DELAWARE                                           98-0131394
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                             Identification No.)

                          5151 San Felipe, Suite 1600
                               Houston, TX 77056
              (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (713) 623-8777

                          9700 Higgins Road, Suite 750
                            Rosemont, Illinois 60018
                              ---------------------
                 (Former address, if changed since last report)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE


Delisting of Philip Services Corporation's Securities from the Nasdaq Stock
Market

     On April 16, 2002, Philip Services Corporation (the "Company") was notified by the staff of The Nasdaq Stock Market, Inc. that it had failed to satisfy the net tangible assets/shareholders' equity requirements under the applicable Nasdaq Marketplace Rules. On May 7, 2002, the Company was informed that its securities were subject to delisting based upon that deficiency. In a letter dated May 10, 2002, the Company requested a hearing with the Nasdaq Listing Qualifications Panel (the "Panel") to review the staff's position, which stayed the delisting. On May 13, 2002, the Company filed its Form 10-Q for the quarter ended March 31, 2002, which included a statement indicating that the filing had not been reviewed by the Company's independent auditors because those auditors had resigned (not as a result of a dispute with management) and were being replaced. On May 14, 2002, the Company was notified by the Panel that, based upon the lack of an independent auditor review of that Form 10-Q filing, the Company was considered delinquent under the Nasdaq Marketplace Rule requiring timely filing of periodic reports. On May 30, 2002, the Company was notified that the closing bid price of its common stock had been below $1.00 per share for 30 consecutive trading days.

     On June 13, 2002, the Panel conducted the requested hearing at which the Company presented its positions as to why the delisting of the Company's securities was unwarranted. By letter dated July 9, 2002, the Panel notified the Company that it had determined to delist the Company's securities from the Nasdaq Stock Market effective with the opening of business on July 10, 2002. As grounds for its decision, the Panel cited the Company's failure to file a Form 10-Q for the quarter ended March 31, 2002 that had been reviewed by its independent auditors and the Company's failure to satisfy the net tangible assets/shareholders' equity requirements under the Nasdaq Marketplace Rules.

     The Company intends to pursue eligibility for its common stock to trade on the Nasdaq OTC Bulletin Board. The Company's common stock continues to trade on the Toronto Stock Exchange.




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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     PHILIP SERVICES CORPORATION

Dated:  July 10, 2002                By: /s/ Robert L. Knauss
                                         ---------------------------------------
                                     Robert L. Knauss
                                     Chairman and Principal Executive Officer











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